SECURITIES AND EXCHANGE COMMISSION


                          Washington, DC  20549


                                 FORM 8-K


                              CURRENT REPORT





    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                   1934





    Date of Report (Date of earliest event reported):  August 25, 1995



                        HOMETOWN BANCORPORATION, INC.
           (Exact name of registrant as specified in its charter)


       Delaware                   0-16272             06-1199559
 (State or other jurisdiction   (Commission           (IRS Employer
 of incorporation)               File No.)             Identification Number)


                20 West Avenue, Darien, Connecticut 06820
          (Address of principal executive offices and zip code)


   Registrant's telephone number, including area code:  (203) 656-2265


                                   N/A
      (Former name or former address, if changed since last report)

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 ITEM 5.  OTHER EVENTS.

     On August 25, 1995, Hometown Bancorporation, Inc. (the "COMPANY") issued a press release stating that the internal investigation of accounting errors and irregularities at its wholly owned subsidiary, The Bank of Darien (the "BANK OF DARIEN"), had been completed. The release contained information relating to the restatements of net income for the years ended December 31, 1992, 1993 and 1994 and for the quarter ended March 31, 1995. The release also announced the results of operations of the Company for the six months ended June 30, 1995.

     In the release, the Company and the Bank also announced that Albert
 T. Jaronczyk had been elected Senior Vice President, Treasurer and Chief Financial Officer of the Company and the Bank.

     In accordance with General Instruction F to Form 8-K, a copy of the press release dated August 25, 1995 is attached hereto as Exhibit 20 and is incorporated herein by reference.

     The Company is in the process of preparing amendments to certain of its periodic reports under the Securities Exchange Act of 1934 and will file such amendments as promptly as practicable.

 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

          20.       Press Release, dated August 25, 1995, issued by the
 Company.

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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               HOMETOWN BANCORPORATION, INC.


 Date: August 28, 1995         By: /S/  KEVIN E. GAGE
                                  Kevin E. Gage
                                  President and Chief Executive Officer

                              EXHIBIT INDEX




 EXHIBIT NO.   DOCUMENT

 20            Press Release of the Company Dated August 25, 1995